UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2017
(Date of earliest event reported)

Wabash National Corporation

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905	765-771-5310
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on September 27, 2017 (the “Initial Form 8-K”), Wabash National Corporation, a Delaware corporation (the “Company”) completed its acquisition of Supreme Industries, Inc., a Delaware corporation (“Supreme”) on September 27, 2017, pursuant to the Agreement and Plan of Merger dated August 8, 2017 by and among the Company, Supreme, and Redhawk Acquisition Corporation, a Delaware corporation and direct wholly owned subsidiary of the Company. This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Supreme as of December 31, 2016 and December 26, 2015 and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2016 are filed as Exhibit 99.2 to this Form 8-K/A. The unaudited condensed consolidated financial statements of Supreme at July 1, 2017 and for the fiscal six month period ended July 1, 2017 are filed as Exhibit 99.3 to this Form 8-K/A. The information contained in Exhibits 99.2 and 99.3 are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial information related to the acquisition is filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 8, 2017, by and among Wabash National Corporation, Redhawk Acquisition Corporation and Supreme Industries, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Wabash National Corporation with the SEC on August 9, 2017 (File No. 001-10883)).
23.1	Consent of Crowe Horwath LLP, Independent Registered Public Accounting Firm.
99.1	Press Release, dated September 27, 2017 (incorporated by reference to Exhibit (a)(5)(G) to Wabash National Corporation’s Amendment to Schedule TO filed with the SEC on September 27, 2017).
99.2	Consolidated Financial Statements of Supreme Industries, Inc. as of December 31, 2016 and December 26, 2015 and for the three-year fiscal periods ended December 31, 2016 (incorporated by reference to the Form 10-K filed by Supreme Industries, Inc., for the fiscal year ended December 31, 2016 (File No. 001-08183)).
99.3	Unaudited Condensed Consolidated Financial Statements of Supreme Industries, Inc. at July 1, 2017 and for the fiscal six month period ended July 1, 2017 (incorporated by reference to the Form 10-Q filed by Supreme Industries, Inc., for the quarter ended July 1, 2017 (File No. 001-08183)).
99.4	Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: December 13, 2017	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor Senior Vice President and Chief Financial Officer

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